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                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



Sound Source Interactive, Inc.


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-11481, 333-11483, and 333-63567) and on Form S-3
(333-24271) of our report dated September 16, 1996 appearing in your Annual Report on Form 10-KSB of Sound Source Interactive, Inc. for the year ended June 30, 1998.


                                                /s/ Corbin & Wertz
                                                CORBIN & WERTZ


Irvine, California
September 24, 1998